                                                     Exhibit 10
                                      Form 10-Q for the Quarter
                                            Ended June 30, 1995
                                               File No. 1-11237












                     AT&T CAPITAL CORPORATION
                      EXECUTIVE BENEFIT PLAN
                     (As Amended and Restated
                  Effective as of June 14, 1995)

       2             AT&T CAPITAL CORPORATION
                      EXECUTIVE BENEFIT PLAN
     (As Amended and Restated Effective as of June 14, 1995)

                        TABLE OF CONTENTS

             Article I. Establishment and Purposes

               1.1     Establishment                            1
               1.2     Purpose                                  1

             Article II. Definitions

               2.1     Accrued Benefit                          2
               2.2     Actuarial Assumptions                    2
               2.3     Actuarial Equivalent                     2
               2.4     Affiliate                                3
               2.5     Annuity Starting Date                    3
               2.6     AT&T Pension Plans                       3
               2.7     Automatic Joint and Surviving Spouse Annuity3
               2.8     AT&T Capital                             3
               2.9     Beneficiary                              3
               2.10    Board                                    4
               2.11    Bonus                                    4
               2.12    Cause                                    4
               2.13    Change in Control                        5
               2.14    CLT                                      9
               2.15    Code                                     9
               2.16    Committee                                9
               2.17    Credited Service                         9
               2.18    Deferred Retirement Benefit                       10
               2.19    Deferred Vested Retirement Benefit                10
               2.20    Early Retirement Age                              10
               2.21    Early Retirement Benefit                          11
               2.22    Early Retirement Date                   11
               2.23    Eligible Member                         11
               2.24    Excess Plans                            11
               2.25    Final Annual Pay                        11
               2.26    Good Reason                             11
               2.27    Hours of Service                        14
               2.28    Joint and Surviving Spouse Annuity      14
               2.29    Nonqualified AT&T Pension Plan          14
               2.30    Nonqualifying Termination               15
               2.31    Normal Retirement Age                   15
               2.32    Normal Retirement Benefits              15
               2.33    Normal Retirement Date                  15
               2.34    Participant                             15
               2.35    Pay                                     15
               2.36    Plan Administrator                      15
               2.37    Plan Year                               15
               2.38    Retirement Benefits                     15

       3             AT&T CAPITAL CORPORATION
                      EXECUTIVE BENEFIT PLAN
     (As Amended and Restated Effective as of June 14, 1995)

                        TABLE OF CONTENTS
                           (Continued)

             Article II. Definitions (Continued)

               2.39    RSP                                     16
               2.40    Salary                                  16
               2.41    SBL                                     16
               2.42    SBU                                     16
               2.43    SERP                                    16
               2.44    Single Life Annuity                     16
               2.45    Termination of Employment               16
               2.46    Vesting Service                         17
               2.47    Vested Retirement Age                   17

             Article III. Eligibility and
             Participation

               3.1     Eligibility                             18
               3.2     Date of Participation                   18

             Article IV. Amount and Commencement
             Date of Benefits

               4.1     Normal Retirement Benefits              19
               4.2     Early Retirement Benefits               23
               4.3     Deferred Retirement Benefits            24
               4.4     Deferred Vested Retirement Benefits     25

             Article V. Alternative Forms of
             Payment

               5.1     Automatic Joint and Surviving Spouse Annuity26
               5.2     Other Optional Forms of Payment         28

             Article VI. Death Benefits

               6.1     Preretirement Surviving Spouse Benefits 29
               6.2     Amount                                  29
               6.3     Commencement and Duration               30

             Article VII. Rights of Participants

               7.1     Vesting                                 31
               7.2     Change in Control and Involuntary Termination
                       Provisions                              31
               7.3     Contractual Obligation                  32
               7.4     Unsecured Interest                      33
               7.5     Employment                              33

       4             AT&T CAPITAL CORPORATION
                      EXECUTIVE BENEFIT PLAN
     (As Amended and Restated Effective as of June 14, 1995)

                        TABLE OF CONTENTS
                           (Continued)

             Article VIII. Nontransferability

               8.1     Nontransferability                      34

             Article IX. Administration

               9.1     Administration                          35
               9.2     Finality of Determination               35
               9.3     Expenses                                35

             Article X. Applicable Law

              10.1     Applicable Law                          36

             Article XI. Withholding of Taxes

              11.1     Tax Withholding                         37

             Article XII. Indemnification

              12.1     Indemnification                         38

             Article XIII. Claims Procedure

              13.1     Claims Procedure                        39

             Article XIV. Amendment and Termination

              14.1     Amendment and Termination               41

       5             AT&T CAPITAL CORPORATION
                      EXECUTIVE BENEFIT PLAN
     (As Amended and Restated Effective as of June 14, 1995)

              Article I. Establishment and Purposes

         1.1 Establishment. AT&T Capital Corporation (hereinafter "AT&T Capital") heretofore established and presently maintains an unfunded supplemental executive retirement plan, known as the "AT&T CAPITAL CORPORATION EXECUTIVE BENEFIT PLAN" (hereinafter referred to as the "Plan"). The Plan which was initially effective as of January 1, 1994, is hereby amended and restated, effective as of June 14, 1995, to reflect recent design changes, including the addition of change-in-control provisions.

         1.2 Purpose. AT&T Capital desires to provide supplemental retirement benefits for certain individuals who have been in the employ of AT&T Capital and who are now serving as executive officers of AT&T Capital. AT&T Capital believes it is in its best interest that such individuals' services be retained. In order to induce such individuals to continue in the employ of AT&T Capital and in recognition of such individuals' service, and in order to attract qualified executives to AT&T Capital, AT&T Capital hereby amends and restates the Plan as set forth herein.

The Plan is an unfunded Pension Plan for a "select group of
management and highly-compensated Participants" within the
meaning of sections 201(2), 301(3), and 401(a)(1) of the Employee
Retirement Income Security Act of 1974, as amended.
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 6             Article II. Definitions

Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural. Capitalized terms used in the Plan and not defined herein shall have the same meaning as set forth in the AT&T Capital Corporation Retirement and Savings Plan (the "RSP"). Whenever used herein, the following terms shall have the meaning set forth below:

         2.1 "Accrued Benefit" shall mean, as of any given date, the monthly amount of retirement income which would be payable under section 4.1, in the form of a Single Life Annuity commencing on the individual's Normal Retirement Date (or date of Termination of Employment, if later), based on a Participant's Credited
Service and Final Annual Pay as of the given date.

         2.2 "Actuarial Assumptions" means, with respect to the RSP, a hypothetical uniform points allocation account, determined as of a Participant's Annuity Starting Date, based on the uniform points allocation contributions actually made on behalf of each Participant who is also a participant in the RSP; an assumed rate of investment earnings for such uniform points allocations, predicated on the annual yield on a ten-year U.S. Treasury Bond, recalculated as of the first day of each Plan Year (regardless of how a Participant's uniform points allocations are actually invested in the RSP); and Actuarial Equivalent annuity conversion factors based on an eight percent interest rate and the AT&T
Unisex Table.

         2.3 "Actuarial Equivalent" as used with respect to a stated benefit shall mean a benefit or amount which has the same present value on the date payment commences as such stated benefit. Where no specifically applicable factor or Actuarial Assumptions are set forth elsewhere in the Plan for determining an Actuarial
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Equivalent value, the determinations of actuarial equivalence shall be based on the AT&T Unisex Table for determining retiree mortality and the AT&T Active Table (with male rates and female rates calculated separately), and a 7.5 percent interest rate.

         2.4 "Affiliate" means any corporation, trade, or business if it and AT&T Capital are members of a controlled group of corporations, or under common control, or are members of an affiliated service group (within the meaning of sections 414(b), 414(c), and 414(m) of the Code, respectively).

         2.5  "Annuity Starting Date" means the earlier of--
         (a) the first day of the first period for which an amount is scheduled to commence under the Plan in a benefit form requiring periodic payments, or
         (b) the date on which a Participant becomes entitled to receive nonperiodic benefits under the Plan.

         2.6 "AT&T Pension Plans" mean the AT&T Management Pension Plan (the "AT&T MPP"); the AT&T Pension Plan; and the NCR
Corporation Pension Plan; as in effect on December 31, 1993.

         2.7 "Automatic Joint and Surviving Spouse Annuity" means a contingent annuity that provides an unreduced level monthly benefit to the Participant for his lifetime and, upon his death, an annuity for the life of his surviving Beneficiary (to whom he is then married) in a monthly amount equal to 45 percent of the monthly amount payable to the Participant during his life.

         2.8 "AT&T Capital" means AT&T Capital Corporation. The term "AT&T Capital" as used herein shall also include any wholly-owned subsidiary of AT&T Capital Corporation unless such subsidiary is specifically excluded from participation under the Plan in a resolution adopted by the Board.

         2.9  "Beneficiary" means, in the case of a married
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Participant, the Participant's spouse.

         2.10 "Board" means the Board of Directors of AT&T Capital.

         2.11 "Bonus" means any amount payable to a Participant by AT&T Capital or any Affiliate which is denominated as, or is in the nature of, a bonus, award, or payment under the AT&T Capital Annual Incentive Plan, but shall not include any portion of such bonus, award or payment which the Participant elects to have--
         (a)  deferred until some later date; or
         (b) contributed as before-tax contributions under the RSP or the Excess Plan.
The term "Bonus" shall not include awards or incentive payments under the AT&T Capital Share Performance Incentive Plan or any long-term incentive award program sponsored by AT&T Capital.

         2.12 "Cause" means any of the following:
         (a) A determination by the Board that a Participant has committed a material breach of the duties and responsibilities of the Participant which breach is (1) demonstrably willful and deliberate, (2) committed in bad faith or without reasonable belief that such breach is in the best interests of AT&T Capital and (3) not remedied within a reasonable period of time after receipt of written notice from AT&T Capital specifying such breach;
         (b) The determination by the Board that the Participant has defrauded AT&T Capital; or
         (c) The Participant's conviction of, or plea of guilty or nolo contendere to, a felony.
Cause may be determined by the Committee if such authority is expressly given in writing to the Committee by the Board. Cause shall not exist unless and until AT&T Capital has delivered to the Participant a copy of a resolution duly adopted by three-quarters (3/4) of the Board (or a majority of the Committee) at a meeting of the Board (or the Committee) called and held for such
                               -4-
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purpose (after reasonable notice to the Participant and an
opportunity for the Participant, together with counsel, to be heard before the Board or the Committee, as the case may be), finding that in good faith opinion of the Board (or the Committee) the Participant was guilty of the conduct set forth in this Section 2.12 and specifying the particulars thereof in detail.

         2.13 "Change in Control" means either:
         (a) the acquisition by any individual, entity, or group (a "Person"), including any "person" within the meaning of
              Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 15% or more of either (I) the then outstanding shares of common stock of AT&T Capital (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of AT&T Capital entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition by AT&T Capital, (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by AT&T Capital or any corporation controlled by AT&T Capital, (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving AT&T Capital if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (I), (ii) and (iii) of subsection (c) of this Section 2.13 shall be satisfied,
              (D) with respect to a specific Participant, any acquisition by the Participant or any group of persons including the Participant or (E) any acquisition if, after giving effect to such acquisition, AT&T remains
                               -5-
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
              the beneficial owner of Outstanding Company Common Stock and Outstanding Company Voting Securities representing a greater percentage of Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, than is beneficially owned by such Person; and provided further that, for purposes of clause (A), if any Person (other than AT&T Capital or any employee benefit plan (or related trust) sponsored or maintained by AT&T Capital or any corporation controlled by AT&T Capital) shall become the beneficial owner of 15% or more of the Outstanding Company Common Stock or 15% or more of the Outstanding Company Voting Securities by reason of an acquisition by AT&T Capital and such Person shall, after such acquisition by AT&T Capital, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;
         (b) individuals who, as of June 14, 1995, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of AT&T Capital subsequent to the date hereof whose election, or nomination, for election by AT&T Capital's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected or nominated for election as a director of AT&T Capital as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on
                               -6-
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
              behalf of any Person other than the Board shall be deemed to be a member of the Incumbent Board;
         (c) the consummation of a reorganization, merger or consolidation of AT&T Capital unless, in any such case, immediately after such reorganization, merger or consolidation, (I) more than 60% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 60% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than AT&T Capital, any employee benefit plan (or related trust) sponsored or maintained by AT&T Capital or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by AT&T Capital), or any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 15% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 15% or more of the then outstanding shares of common stock of such corporation or 15% or more of the combined voting power of the then outstanding securities of such corporation entitled to
                               -7-
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              vote generally in the election of directors and (iii)
              at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement, or action of the Board, providing for such reorganization, merger or consolidation; or
         (d) (I) approval by the stockholders of AT&T Capital of a plan of complete liquidation or dissolution of AT&T Capital or (ii) the sale or other disposition of all or substantially all of the assets of AT&T Capital other than to a corporation with respect to which immediately after such sale or other disposition, (A) more than 60% of the then outstanding shares of common stock thereof and more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (other than AT&T Capital, any employee benefit plan (or related trust) sponsored or maintained by AT&T Capital or such corporation (or any corporation controlled by AT&T Capital), or any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 15% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may
              be) beneficially owns, directly or indirectly, 15% or
                               -8-
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
              more of the then outstanding shares of common stock thereof or 15% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent board at the time of the execution of the initial agreement, or action of the Board, providing for such sale or other disposition.
         Notwithstanding anything contained in this Plan to the contrary, if a Participant's employment is terminated within the one-year period prior to a Change in Control and the Participant reasonably demonstrates that (A) such termination was at the request of a third party (a "Third Party") with which AT&T or its subsidiaries have entered into negotiations or an agreement with respect to a Change in Control, or (B) otherwise occurred in connection with, or in anticipation of, a Change in Control, then for all purposes of this Plan, the date of a Change in Control shall mean the date immediately prior to the date of such termination of the Participant's employment.

         2.14 "CLT" means the AT&T Capital Corporate Leadership Team, and any successor thereto.

         2.15 "Code" means the Internal Revenue Code of 1986, as amended.

         2.16 "Committee" means the Compensation Committee of the Board.

         2.17 "Credited Service." Credited Service is used to determine the amount of benefits. A Participant shall be credited with Credited Service for the Participant's service--
         (a)  with AT&T Capital,
         (b)  with any subsidiary of AT&T Capital after AT&T Capital
                               -9-
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
              acquired at least 50 percent ownership of the subsidiary, and
         (c) before January 1, 1994, with AT&T Corp. or any subsidiary of AT&T Corp. after AT&T Corp. acquired at least 80 percent ownership interest in such subsidiary.
A Participant shall be credited with Credited Service commencing on the date the Participant first performs an Hour of Service for an entity described in paragraphs (a), (b) or (c) above. Credited Service shall be determined commencing with the first Hour of Service performed and shall be determined in full years and days, with each 365 days constituting one Year of Credited Service.

Notwithstanding the foregoing, the Committee shall expressly have the authority to include any service with a subsidiary of AT&T
Capital prior to AT&T Capital's acquisition of at least a 50 percent ownership of such subsidiary by adopting a written resolution to that effect.

         2.18 "Deferred Retirement Benefit" means the Retirement
Benefits payable under section 4.3 of the Plan.

         2.19 "Deferred Vested Retirement Benefit" means the
Retirement Benefits payable under section 4.4 of the Plan.

         2.20 "Early Retirement Age."
         (a) General Rule. "Early Retirement Age" means the later of:
              (1)  the attainment of age 58; and
              (2)  the attainment of a Participant's Vested
                   Retirement Age.
         (b)  Participant who is the Chief Executive Officer of
              AT&T Capital. Notwithstanding anything to the contrary in paragraph (a) above, "Early Retirement Age" shall mean, with respect to the Chief Executive Officer of AT&T Capital, age 55.
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

         2.21 "Early Retirement Benefit" means the Retirement
Benefits payable under section 4.2 of the Plan.

         2.22 "Early Retirement Date" means the first day of the calendar month coincident with or next following the date a Participant attains his Early Retirement Age, or any subsequent day elected by the Participant prior to the Participant's attainment of Normal Retirement Age.

         2.23 "Eligible Member" means a member described in
section 3.1.

         2.24 "Excess Plans" means the AT&T Capital Corporation
Excess Benefit Plan, and the AT&T Capital Corporation
Compensation Limit Excess Plan as amended from time to time.

         2.25 "Final Annual Pay" shall mean the higher of (1) the sum of a Participant's annual rate of base compensation and 110% of the Participant's target annual incentive for the year in which termination of employment occurs (without regard to any reductions which would constitute Good Reason hereunder) and (2) the quotient equal to (A) the sum of a Participant's annual rate of base compensation (without regard to any reductions which would constitute Good Reason hereunder) and actual incentive payments earned (including any deferred amounts) during the three
(3) consecutive calendar years preceding the Participant's termination of employment in which such Participant had the greatest aggregate earnings, divided by (B) three (3) ("Average Earnings"). In the event that a Participant has less than three
(3) calendar years of employment with AT&T Capital, the Participant's Average Earnings shall be the average amount of such Participant's annual rate of base compensation and actual incentive payments earned for the relevant period.

         2.26 "Good Reason" means, without a Participant's express written consent, the occurrence of any of the following events:
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         (a)  A reduction in a Participant's Salary or target Bonus as in effect immediately prior to a Change in Control or as the same may be increased from time to time thereafter;
         (b) A change in the Participant's work location to a location more than twenty-five (25) miles from the facility where the Participant is located at the time of the Change in Control;
         (c) A requirement that a Participant travel on AT&T Capital business to an extent substantially more burdensome than the travel obligations of the Participant immediately prior to a Change in Control;
         (d) The assignment to the Participant of any duties inconsistent in any material adverse respect with the Participant's position(s), duties, responsibilities or status with AT&T Capital immediately prior to a Change in Control;
         (e) A material adverse change in the Participant's reporting responsibilities, titles or offices with AT&T Capital as in effect immediately prior to a Change in Control;
         (f) The removal of the Participant from, or failure to re-elect the Participant to, any position with AT&T Capital held by the Participant immediately prior to a Change in Control or the removal of the Participant from, or the failure to nominate the Participant for re-election to, any position on the Board held by the Participant prior to a Change in Control (except, in each case, in connection with such Participant's promotion or termination for Cause or in the case of retirement, death or permanent disability);
         (g) The failure of AT&T Capital to (I) continue in effect any employee benefit plan or compensation plan in which the Participant is participating immediately prior to a Change in Control (unless AT&T Capital substitutes comparable plans that would not materially reduce the
                               -12-
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
              Participant's benefits as were in effect for the Participant immediately prior to the Change in Control) or (ii) provide the Participant and the Participant's dependents with welfare benefits (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) in accordance with the most favorable plans, practices, programs and policies of AT&T Capital and its affiliated companies in effect for the Participant immediately prior to a Change in Control; or
         (h) Any event or fact that would be deemed a "Good Reason" under AT&T Capital's 1993 Leveraged Stock Purchase Plan ("LSPP") or would be grounds for a termination of employment by a Participant for one or more of the reasons described in the definition of "Qualifying Termination" in the LSPP.
For purposes of this Plan, any good faith determination of Good Reason made by a Participant shall be conclusive so long as the Participant terminates employment within one hundred and eighty
(180) days following the Participant's actual knowledge of the event constituting Good Reason; provided, however, that a Participant who terminates his employment for Good Reason pursuant to the immediately following sentence shall not be required to terminate his employment prior to the date that is one hundred and eighty (180) days following and actual Change in Control; and provided further that an isolated, insubstantial and inadvertent action taken in good faith and which is remedied by AT&T Capital promptly after receipt of notice thereof given by a Participant shall not constitute Good Reason. Any event or condition described in this Section 2.26 (a) through (h) which occurs within the one-year period prior to a Change in Control, but was at the request of a Third Party or otherwise occurred in connection with, or in anticipation of, a Change in Control, shall constitute Good Reason following a Change in Control for
                               -13-
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
purposes of this Plan notwithstanding that it occurred prior to the Change in Control.

         2.27 "Hours of Service." The words "Hours of Service" shall mean each hour for which the Eligible Member is directly or indirectly paid or entitled to payment by AT&T Capital or an
Affiliate:
         (a)  for the performance of duties,
         (b) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or an Approved Leave of Absence, or
         (c) for which back Pay, irrespective of mitigation of damages, is either awarded or agreed to by AT&T Capital;
provided, however, that no hour shall be credited as an Hour of Service under more than one of the preceding paragraphs.

         2.28 "Joint and Surviving Spouse Annuity" means an annuity that is the Actuarial Equivalent of a Single Life Annuity, provides a reduced level monthly benefit to the Participant for his lifetime and, upon his death, an annuity for the life of his surviving Beneficiary (to whom he is then married) in a monthly amount equal to either some percent of the amount payable to the Participant during his life.

         2.29 "Nonqualified AT&T Pension Plan" means the AT&T Management Pension Plan; the AT&T Non-Qualified Pension Plan; the AT&T Mid-Career Pension Plan; or any other non-qualified Pension Plan sponsored by AT&T Corp. for a select group of management or highly compensated employees of AT&T Corp., in which a Participant in this Plan is or was a Participant, or has accrued a Retirement Benefit.

         2.30 "Nonqualifying Termination" means termination of an Eligible Member's employment--
         (a)  by AT&T Capital for Cause,
         (b)  by the Eligible Member for any reason other than a Good
              Reason, or
         (c) as a result of the Eligible Member's death or permanent disability.

         2.31 "Normal Retirement Age" means the attainment of age 60.

         2.32 "Normal Retirement Benefits" means the Retirement
Benefits provided under section 4.1 of the Plan.

         2.33 "Normal Retirement Date" means the first day of the calendar month coincident with or next following the date a Participant attains Normal Retirement Age.

         2.34 "Participant" means an Eligible Member who has satisfied the requirements of Article III of the Plan and shall include any former Participant (and the Beneficiary of any deceased Participant) until such Participant's Retirement Benefits under the Plan have been fully distributed.

         2.35 "Pay" means the sum of the Salary and Bonus paid to a Participant for a Plan Year.

         2.36 "Plan Administrator" means the Senior Vice-President, Human Resources of AT&T Capital.

         2.37 "Plan Year" means the calendar year.

         2.38 "Retirement Benefits" means an Early Retirement
Benefit, Normal Retirement Benefit, Deferred Retirement, or
Deferred Vested Retirement Benefit payable under sections 4.1,
4.2, 4.3, 4.4 as applicable.

         2.39 "RSP" means the AT&T Capital Corporation Retirement and Savings Plan, as amended from time to time.

         2.40 "Salary" means an annual amount payable to a Participant, as fixed from time to time by the Board, customarily denominated as base Pay, before deductions for--
         (a) Salary reduction contributions elected by the Participant to be made on his behalf to an employer-sponsored cafeteria plan (within the meaning of Code section 125);
         (b)  before-tax contributions under the RSP;
         (c)  income and Social Security tax withholding; and
         (d) other payroll deductions for employee benefits which, after the withholding of such amounts, are payable to the Participant in cash.
The term "Salary" shall not include any payment or other benefit provided by AT&T Capital or any Affiliate which is denominated as, or is in the nature of, a Bonus, incentive payment, profit-sharing payment, performance share award, stock option, stock appreciation right, retirement or pension accrual, insurance benefit, other fringe benefit or expense allowance, whether or not taxable to such Participant as income.

         2.41 "SBL" means a Strategic Business Leader of an SBU.

         2.42 "SBU" means a subsidiary business unit of AT&T Capital, as designated by the Board.

         2.43 "SERP" means the AT&T Capital Corporation Supplemental Executive Retirement Plan, as amended from time to time.

         2.44 "Single Life Annuity" means an annuity providing equal monthly payments for the lifetime of a Participant with no survivor benefits.

         2.45 "Termination of Employment" means the date as of which the Participant ceases his employment with AT&T Capital and all Affiliates by reason of a quit, discharge, retirement, disability, or his death.

         2.46 "Vesting Service." Vesting Service is used to determine eligibility to receive benefits. A Participant shall be credited with Vesting Service for the Participant's period of employment with AT&T Capital and each Affiliate while an Eligible member, determined as follows:
         (a) Vesting Service shall be determined in completed years and days, with each 365 days constituting one year of Vesting Service.
         (b) A Participant shall receive credit for Vesting Service hereunder from the later of:
              (1) the date the Participant first performs an Hour of Service for AT&T Capital after becoming an Eligible Member hereunder, or
              (2)  January 1, 1994,
              until the Participant's Termination of Employment, or, if earlier, the date the Participant ceases to be an Eligible member hereunder.

         2.47 "Vested Retirement Age" means the date upon which a Participant has earned a nonforfeitable right to his Accrued
Benefit, as defined under section 7.1 herein.

       22   Article III. Eligibility and Participation

         3.1  Eligibility.
         (a) Chief Executive Officer. The Chief Executive Officer of AT&T Capital shall be an Eligible Member hereunder.
         (b)  CLT Members.
              (1) CLT Members on or Prior to January 1, 1995. Each Participant who is a member of the CLT on or prior to January 1, 1995 shall be an Eligible Member hereunder.
              (2)  CLT Members After January 1, 1995. Each
                   Participant who becomes a member of the CLT after January 1, 1995 shall become an Eligible Member as of the date he is appointed to the CLT.
         (c) SBLs. Each SBL shall become an Eligible Member on the date he is designated as an SBL by the CLT, except that a foreign national SBL of an SBU headquartered outside of the United States shall not be an Eligible Member hereunder.
Exhibit A attached hereto sets forth a list of all Eligible
Members as of May 31, 1995 together with related information regarding such Eligible Members' Credited Service and Accrued
Benefit as of May 31, 1995.

         3.2 Date of Participation. Each Participant in the Plan as of December 31, 1994 shall continue to be a Participant hereunder. Each other Eligible Member shall become a Participant on the later of January 1, 1995 or the date such Participant is designated as a member of the CLT or is designated as an SBL by either the Board or the Committee, if such power has been designated by the Board pursuant to a written resolution.

       Article IV. Amount and Commencement Date of Benefits

         4.1  Normal Retirement Benefits.
         (a) Eligibility. A Participant who incurs a Termination of Employment upon attaining his Normal Retirement Age shall be eligible to receive a Normal Retirement Benefit under the Plan payable in the form of a Single Life Annuity.
         (b)  Amount of Normal Retirement Benefits.
              (1) Normal Retirement Benefits for a Participant who is the Chief Executive Officer or is a Member of the CLT on or Prior to January 1, 1995. With respect to any Participant who is either the Chief Executive Officer of AT&T Capital or a member of the CLT of AT&T Capital on or prior to January 1, 1995, the monthly amount of such Participant's Normal Retirement Benefit payable under this paragraph (1) shall equal one-twelfth of the excess, if any, of (A) over (B) below, where--
                   (A)   is the product of 4.00 percent of the
                         Participant's Final Annual Pay multiplied by the Participant's years of Credited Service hereunder (not exceeding ten years); and
                   (B)   is the sum of:
                         (I)  the annual amount, if any, payable
                              under the RSP in Single Life Annuity
                              form to the Participant at Normal
                              Retirement Age, but taking into account
                              only the "Uniform Points Allocation"
                              credited to the Participant under the
                              RSP and based upon the Actuarial
                              Assumptions set forth in section 2.2
                              herein;
                         (ii) the annual amount, if any, payable
                              under the Excess Plans in Single Life

       24                          Annuity form to the Participant at
                                   Normal Retirement Age but taking into
                                   account only the "Uniform Points
                                   Allocation" credited to the Participant
                                   under the Excess Plans and based upon
                                   the Actuarial Assumptions set forth in
                                   section 2.2 herein;
                         (iii)     the annual amount, if any, payable
                                   under the SERP in Single Life Annuity
                                   form to the Participant at Normal
                                   Retirement Age;
                         (iv) the annual amount, if any, payable
                              under any of the AT&T Pension Plans in
                              Single Life Annuity form to the
                              Participant at Normal Retirement Age
                              but only to the extent such benefits
                              were accrued for the period prior to
                              January 1, 1994; and
                         (v)  the annual amount, if any, payable
                              under any other AT&T Capital
                              nonqualified pension plan, or, to the
                              extent such benefits were accrued for
                              the period prior to January 1, 1994,
                              the annual amount, if any, payable
                              under any other Nonqualified AT&T
                              Pension Plan in Single Life Annuity
                              form to the Participant at Normal
                              Retirement Age.
              (2)  Normal Retirement Benefits for a Participant who
                   is a Member of the CLT After January 1, 1995. With respect to any Participant who becomes a member of the CLT of AT&T Capital after January 1, 1995, the monthly amount of such Participant's Normal
                   Retirement Benefit payable under this paragraph
                   (2) shall equal one-twelfth of the excess, if any,
                   of (A) over (B) below, where--
                   (A)   is the product of 2.67 percent of the
                         Participant's Final Annual Pay multiplied by
                         the Participant's years of Credited Service
                         hereunder (not exceeding 15 years); and
                   (B)   is the sum of:
                         (I)  the annual amount, if any, payable
                              under the RSP in Single Life Annuity
                              form to the Participant at Normal
                              Retirement Age, but taking into account
                              only the "Uniform Points Allocation"
                              credited to the Participant under the
                              RSP and based upon the Actuarial
                              Assumptions set forth in section 2.2
                              herein;
                         (ii) the annual amount, if any, payable
                              under the Excess Plans in Single Life
                              Annuity form to the Participant at
                              Normal Retirement Age but taking into
                              account only the "Uniform Points
                              Allocation" credited to the Participant
                              under the Excess Plan and based upon
                              the Actuarial Assumptions set forth in
                              section 2.2 herein;
                         (iii)     the annual amount, if any, payable
                                   under the SERP in Single Life Annuity
                                   form to the Participant at Normal
                                   Retirement Age;
                         (iv) the annual amount, if any, payable
                              under any of the AT&T Pension Plans in
                              Single Life Annuity form to the
                              Participant at Normal Retirement Age
                              but only to the extent such benefits
                              were accrued for the period prior to
                              January 1, 1994; and
                         (v)  the annual amount, if any, payable
                              under any other AT&T Capital
       26                     nonqualified pension plan, or, to the
                              extent such benefits were accrued for
                              the period prior to January 1, 1994,
                              the annual amount, if any, payable
                              under any other Nonqualified AT&T
                              Pension Plan in Single Life Annuity
                              form to the Participant at Normal
                              Retirement Age.
              (3) Normal Retirement Benefits for a Participant who is an SBL. With respect to any Participant who is an SBL, the monthly amount of such Participant's
                   Normal Retirement Benefit payable under this paragraph (3) shall equal one-twelfth of the excess, if any, of (A) over (B) below, where--
                   (A)   is the product of 1.9 percent of the
                         Participant's Final Annual Pay multiplied by the Participant's years of Credited Service
                         (not exceeding 20 years); and
                   (B)   is the sum of:
                         (I)  the annual amount, if any, payable
                              under the RSP in Single Life Annuity
                              Actuarial Equivalent form to the
                              Participant at Normal Retirement Age,
                              but taking into account only the
                              uniform points allocation credited to
                              the Participant under the RSP, and
                              based upon the Actuarial Assumptions
                              set forth in section 2.2 herein;
                         (ii) the annual amount, if any, payable
                              under the Excess Plans in Single Life
                              Annuity Actuarial Equivalent form to
                              the Participant at Normal Retirement
                              Age but taking into account only the
                              "Uniform Points Allocation" credited to
                              the Participant under the Excess Plan
                              and based upon the Actuarial

       27                          Assumptions set forth in section 2.2
                                   herein;
                         (iii)     the annual amount, if any, payable
                                   under the SERP in Single Life Annuity
                                   Actuarial Equivalent form to the
                                   Participant at Normal Retirement Age;
                         (iv) the annual amount, if any, payable
                              under any of the AT&T Pension Plans in
                              Single Life Annuity form to the
                              Participant at Normal Retirement Age
                              but only to the extent such benefits
                              were accrued for the period prior to
                              January 1, 1994; and
                         (v)  the annual amount, if any, payable
                              under any other AT&T Capital
                              nonqualified pension plan, or, to the
                              extent such benefits were accrued for
                              the period prior to January 1, 1994,
                              the annual amount, if any, payable
                              under any other Nonqualified AT&T
                              Pension Plan in Single Life Annuity
                              form to the Participant at Normal
                              Retirement Age.
         (C) Commencement and Duration. Monthly Normal Retirement Benefit payments shall begin as of the Participant's Normal Retirement Date.

         4.2  Early Retirement Benefits.
         (a) Eligibility. A Participant who incurs a Termination of Employment on or after he has attained his Early Retirement Age but before his Normal Retirement Age shall be eligible to receive an Early Retirement Benefit under the Plan.
         (b) Amount. A Participant's Early Retirement Benefit shall be determined under subsection 4.1(b), except that the gross Retirement Benefit determined under

      28 subsections 4.1(b)(1)(A), 4.1(b)(2)(A), or
         4.1(b)(3)(A), as applicable shall first be reduced by one percent for each full year by which the commencement date of his Retirement Benefit precedes his or her Normal Retirement Date.
         (c) Commencement and Duration. A Participant described in paragraph (a) may elect that payment of his or her Early Retirement Benefit commence on the first day of any month coincident with or following his or her Termination of Employment but not later than his or her Normal Retirement Date. The benefits of a Participant who does not elect an early commencement of benefits pursuant to the preceding sentence shall commence on the Participant's Normal Retirement Date.

         4.3  Deferred Retirement Benefits.
         (a) Eligibility. A Participant who incurs a Termination of Employment after his Normal Retirement Age shall be entitled to a Deferred Retirement Benefit under the Plan.
         (b) Amount. A Participant's monthly Deferred Retirement Benefit shall equal his Accrued Benefit as of such Participant's Termination of Employment, determined with regard to all years of Credited Service and Final Annual Pay attributable to all employment with AT&T Capital and its Affiliates both before and after his Normal Retirement Date, except that Credited Service in excess of the maximum number of years recognized under subsection 4.1(b)(1)(A), 4.1(b)(2)(A), or 4.1(b)(3)(A), as applicable, shall not be taken into account.
         (c) Commencement and Duration. Monthly Deferred Retirement Benefit payments shall commence as of the first day of the calendar month coincident with or next following his Termination of Employment.

         4.4  Deferred Vested Retirement Benefits.
         (a)  Eligibility.  A Participant whose employment with
              AT&T Capital terminates on or after such Participant attains his Vested Retirement Age but before such Participant attains Early Retirement Age shall be eligible to receive a Deferred Vested Retirement Benefit under the Plan, provided he is an Eligible Member hereunder as of his Termination of Employment as set forth in section 7.1 hereof.
         (b) Amount. A Participant's monthly Deferred Vested Retirement Benefit shall equal his vested Accrued Benefit as of such Participant's Termination of Employment.
         (c) Commencement and Duration. Monthly Deferred Vested Retirement Benefits shall begin upon the Participant's attainment of his Normal Retirement Date.

       30    Article V. Alternative Forms of Payment

         5.1  Automatic Joint and Surviving Spouse Annuity.
         (a) General Rule. In lieu of the Retirement Benefits otherwise payable as a Single Life Annuity under
              Article IV hereof, the Retirement Benefit of a married Participant who is entitled to receive monthly annuity payments under the Plan shall be payable in the form of an Automatic Joint and Surviving Spouse Annuity unless he has elected otherwise pursuant to paragraph (b) below.
         (b)  Election Procedures.
              (1) General Rule. A married Participant may elect in writing, on a form supplied by the Plan Administrator, to waive an Automatic Joint and Surviving Spouse Annuity, and to receive his Retirement Benefits in the form of a Single Life Annuity or in accordance with an optional form of payment described in section 5.2. Any election by a Participant pursuant to this paragraph (1) must be filed with the Plan Administrator within the election period described in paragraph (5). For such an election to be effective--
                   (A) the Participant's Beneficiary must consent in writing to such election; and
                   (B) such Beneficiary's consent must be witnessed by a notary public.
              (2) Exception to Consent Requirement. The consent of a Participant's Beneficiary shall not be required where--
                   (A) the Participant has elected an Automatic Joint and Surviving Spouse Annuity under section 5.2;
                   (B) the Plan Administrator determines that the required consent cannot be obtained because there is not a Beneficiary or the

       31                 Participant's Beneficiary can not be
                         located;
                   (C) the Plan Administrator determines that the Participant is legally separated;
                   (D) the Plan Administrator determines that the Participant has been abandoned within the meaning of local law and there is a court order to that effect; or
                   (E) there exists any other circumstance (as determined by the Plan Administrator) which excepts the Participant from the consent requirement.
              (3) Revocation and Modification. An election by a Participant, pursuant to paragraph (1), to waive an Automatic Joint and Surviving Spouse Annuity may be revoked by the Participant, in writing, without the consent of his Beneficiary at any time during the election period. Any subsequent election by a Participant to waive an Automatic Joint and Surviving Spouse Annuity or any subsequent modification of a prior election (other than a revocation of a waiver of an Automatic
                   Joint and Surviving Spouse Annuity, must comply with the requirements set forth in paragraph (1) above, unless a "general consent" has been executed by the Beneficiary. A Beneficiary's consent shall be considered a "general consent" if the following requirements are satisfied--
                   (A) the consent permits the Participant to waive the Automatic Joint and Surviving Spouse Annuity;
                   (B) the consent permits the Participant to change the optional form of Retirement Benefit payment without any requirement of further consent by the Beneficiary; and
                   (C) the Beneficiary acknowledges in the consent that--

       32                     (I)  he has the right to limit consent to
                                   a specific optional form of benefit, and
                         (ii) that he voluntarily relinquishes such
                              right.
              (4) Validity of Spousal Consent. Any consent or election under this section shall be valid only with respect to the Beneficiary who signs the consent or, if the Beneficiary's consent is excused by the Plan Administrator pursuant to paragraph (2) above, the Beneficiary so excused, but shall be irrevocable once made.
              (5) Election Period. For purposes of this section 5.1, a Participant's "election period" shall be the 90-day period ending on the Annuity Starting Date.

         5.2 Other Optional Forms of Payment. Subject to the provisions of section 5.1, the Committee may, in its sole discretion, make available to Plan Participants other optional forms of payment which are the Actuarial Equivalent of the Retirement Benefit payable to the Participant in a Single Life Annuity form if a Participant is unmarried as of his Annuity Starting Date or (b) the Retirement Benefit payable to the Participant as an Automatic Joint and Surviving Spouse Annuity, if a Participant is married as of his Annuity Starting Date.

       33           Article VI. Death Benefits

         6.1 Preretirement Surviving Spouse Benefits. The surviving Beneficiary of a married Participant shall be eligible to receive a surviving spouse annuity benefit under this Article VI if such Participant dies--
         (a)  while an Eligible Member hereunder,
         (b) after he has attained Early Retirement Age under this Plan, and
         (c)  before such Participant's Annuity Starting Date.

         6.2  Amount.
         (a) Determination of Benefit. The monthly amount of the automatic preretirement surviving spouse benefit payable to a Beneficiary eligible therefore pursuant to section 6.1 shall be defined as follows:
              (1) If a married Participant dies after the date on which such Participant has attained Early Retirement Age under the Plan, the Participant's Beneficiary will receive 45 percent of the amount of the monthly Retirement Benefit that the Participant would have been entitled to receive if he had retired with an immediate Automatic Joint and Surviving Spouse Annuity in effect on the Participant's date of death under the terms of this Plan.
         (b) Assumptions. For purposes of calculating the automatic preretirement surviving spouse annuity in paragraph (a) above, the amount of offset calculated under sections 4.1(b)(1)(B), 4.1(b)(2)(B), and 4.1(b)(3)(B)
              shall be the Single Life Annuity Actuarial Equivalent of the qualified preretirement spouse benefits, if any, payable to the surviving spouse under the RSP, the Excess Plan, the SERP, the AT&T Pension Plan, and the Nonqualified AT&T Pension Plan as of the Beneficiary's surviving spouse's Annuity Starting Date (determined under section 6.3 below).

              For purposes of this subsection 6.2(b), the "qualified preretirement spouse benefit," if any, payable under the RSP or the Excess Plan, as applicable, shall equal the annual amount, if any, payable under the RSP or the Excess Plan in a Single Life Annuity Actuarial Equivalent form to the surviving spouse as of the Participant's death, but taking into account only the "Uniform Points Allocation" credited to the Participant under the RSP on the Excess Plan and based upon the Actuarial Assumptions set forth in section 2.2 herein as of such date.

         6.3 Commencement and Duration. The monthly automatic preretirement surviving spouse benefit shall be payable to the Beneficiary for life, beginning as of the first day of the calendar month following the Participant's death.

       35      Article VII. Rights of Participants

         7.1 Vesting. Except as otherwise provided in sections 7.2 below, a Participant who has--
         (a) incurred a Termination of Employment after attaining his Vested Retirement Age (as defined in paragraph below); and
         (b) is an Eligible Member at the time of such Termination of Employment;
shall have a nonforfeitable right at all times to his Accrued
Benefit as of such Termination of Employment.
         (c) Definitions of Vested Retirement Age. For purposes of this Article VII, the term "Vested Retirement Age" shall have the meaning given such term under paragraph (1) or (2) below, as applicable.
              (1) Members of CLT. With respect to an Eligible Member who is either the Chief Executive Officer of AT&T Capital on January 1, 1994 or a member of the CLT of AT&T Capital, "Vested Retirement Age" shall mean the Eligible Member's age when he has completed five years of Vesting Service; and
              (2) SBLs. With respect to an Eligible Member who is an SBL, "Vested Retirement Age" shall mean the Eligible Member's age when he has completed 15 years of Vesting Service.
              Notwithstanding anything to the contrary in paragraph
              (1) above, the Chief Executive Officer of AT&T Capital on January 1, 1994 shall attain his Vested Retirement Age hereunder on the date he attains age 55.

         7.2 Change in Control and Involuntary Termination Provisions. In the event of a Change in Control or an Eligible Member's Termination of Employment (other than as a result of a Nonqualifying Termination) (a "Vesting Event"), paragraphs (a),
(b), and (c) below shall become operative and the provisions of sections 2.47 and section 7.1 shall be superseded to the extent provided below.
         (a) Chief Executive Officer and CLT Members on or Prior to January 1, 1995. A Participant who is the Chief Executive Officer of AT&T Capital or a member of the CLT on or prior to January 1, 1995 shall be deemed to have completed five complete years of Vesting Service and shall be fully vested in his Accrued Benefit as of a Vesting Event, whether or not the Participant has actually completed such Vesting Service for AT&T Capital (or a successor employer, if any).
         (b) CLT Members after January 1, 1995. A Participant who first became a member of the CLT after January 1, 1995 shall be deemed to have completed a number of complete years of Vesting Service hereunder equal to the complete years of Credited Service he has completed as of a Vesting Event. If such a Participant has been credited with 15 years of Credited Service as of a Vesting Event, he shall be fully vested in his Accrued Benefit as of his Vesting Event, whether or not the Participant has otherwise attained his Vested Retirement Age.
         (c) SBLs. A Participant who is an SBL of an SBU of AT&T Capital be deemed to have completed a number of complete years of Vesting Service hereunder equal to the complete years of Credited Service he has completed as of a Vesting Event. If a Participant has been credited with 20 years of Credited Service as of a Vesting Event, he shall be fully vested in his Accrued Benefit as of his Vesting Event, whether or not the Participant has otherwise attained his Vested Retirement Age.

         7.3  Contractual Obligation.
         (a) General Rule. It is intended that AT&T Capital is under a contractual obligation to pay Retirement Benefits under Article IV and Article VI when due. Payment of

              Retirement Benefits under the Plan shall be made out of AT&T Capital's general assets or, at the discretion of the Board, from a grantor trust established by AT&T Capital to pay Retirement Benefits hereunder.
         (b) Statement of AT&T Capital Intention. Notwithstanding anything in paragraph (a) to the contrary, it is AT&T Capital's intention to establish an irrevocable grantor trust and fully fund Retirement Benefits accrued under this Plan upon a "Change in Control."

         7.4  Unsecured Interest. Notwithstanding anything in
section 7.3 to the contrary, no Participant or Beneficiary shall have any interest whatsoever in any specific asset of AT&T Capital. To the extent that any person acquires a right to receive payments under the Plan (or if a grantor trust is established pursuant to sections 7.3 above, under such grantor trust), such right shall be no greater than the right of any unsecured general creditor of AT&T Capital.

         7.5 Employment. Nothing in the Plan shall interfere with or limit in any way the right of AT&T Capital to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of AT&T Capital.
                               -33-

       38        Article VIII. Nontransferability

         8.1 Nontransferability. In no event shall AT&T Capital make any payment under the Plan to any assignee or creditor of a Participant or a Beneficiary. Prior to the time of payment hereunder, a Participant or a Beneficiary shall have no rights by way of anticipation or may otherwise dispose of any interest under the Plan nor shall such rights be assigned or transferred by operation of law.

       39           Article IX. Administration

         9.1 Administration. The Plan shall be administered by the Plan Administrator. The Plan Administrator may from time to time establish rules for the administration of the Plan that are not inconsistent with the provisions of the Plan.

         9.2 Finality of Determination. Except where powers are specifically conferred in the Board or the Committee in the Plan, or as specifically provided otherwise in the Plan, the determination of the Plan Administrator as to any disputed questions arising under the Plan, including questions of construction and interpretation, shall be final, binding, and conclusive upon all persons.

         9.3 Expenses. The cost of providing benefits from the Plan and the expenses of administering the Plan shall be borne by AT&T Capital.

       40           Article X. Applicable Law

         10.1 Applicable Law. The Plan shall be governed and construed in accordance with the laws of the State of New Jersey and the United States of America.

       41        Article XI. Withholding of Taxes

         11.1 Tax Withholding. AT&T Capital shall have the right to deduct from all payments made from the Plan any federal, state, or local taxes required by law to be withheld with respect to such payments.

To the extent a Participant is subject to FICA taxes with respect to Retirement Benefits accrued but not yet payable under the Plan pursuant to Code section 3121(v), as a condition of participation hereunder, each such Participant shall direct AT&T Capital to withhold from his current Salary amounts thereby due and payable.

       42          Article XII. Indemnification

         12.1 Indemnification. To the extent permitted by law, the Plan Administrator and all agents and representatives of the Plan
Administrator, shall be indemnified by AT&T Capital against any claims, and the expenses of defending against such claims, resulting from any action or conduct relating to the administration of the Plan.

       43         Article XIII. Claims Procedure

         13.1 Claims Procedure.
         (a) Submission of Claims. Claims for benefits under the Plan shall be submitted in writing to the Committee or to an individual designated by the Committee for this purpose.
         (b) Denial of Claim. If any claim for benefits is wholly or partially denied, the claimant shall be given written notice within 90 days following the date on which the claim is filed, which notice shall set forth--
              (1)  the specific reason or reasons for the denial;
              (2) specific references to pertinent Plan provisions upon which the denial is based;
              (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and
              (4) an explanation of the Plan's claim review procedure.
              If special circumstances require an extension of time for processing the claim, written notice of an extension shall be furnished to the claimant prior to the end of the initial period of 90 days following the date on which the claim is filed. Such an extension may not exceed a period of 90 days beyond the end of said initial period.

              If the claim has not been granted, and if written notice of the denial of the claim is not furnished within 90 days following the date on which the claim is filed, the claim shall be deemed denied for the purpose of proceeding to the claim review procedure.
         (c) Claim Review Procedure. The claimant or his authorized representative shall have 60 days after receipt of written notification of denial of a claim to request a

       44     review of the denial by making written request to the
              Committee, and may review pertinent documents and submit issues and comments in writing within such 60-day period.
         Not later than 60 days after receipt of the request for review, the Committee shall render and furnish to the claimant a written decision which shall include specific reasons for the decision, and shall make specific references to pertinent Plan provisions upon which it is based. If special circumstances require an extension of time for processing, the decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review, provided that written notice and explanation of the delay are given to the claimant prior to commencement of the extension. Such decision by the Committee shall not be subject to further review. If a decision on review is not furnished to a claimant within the specified time period, the claim shall be deemed to have been denied on review.

       45     Article XIV. Amendment and Termination

         14.1 Amendment and Termination.
         (a) This Plan shall be in effect as of June 14, 1995 and shall continue until terminated by AT&T Capital as provided in paragraph (b) of this Section 14.1.
         (b) AT&T Capital shall have the right prior to a Change in Control, in its sole discretion, pursuant to action by the Board, to approve the termination or amendment of this Plan; provided, however, that no such action which would adversely affect the rights or potential rights of Eligible Members or Participants shall be taken by the Board or the Committee during any period of time when the Board or the Committee, as the case may be, has knowledge that any person has taken steps reasonably calculated to effect a Change in Control until, in the opinion of the Board or the Committee, such person has abandoned or terminated its efforts to effect a Change in Control; provided, further, that in no event shall this Plan be terminated or amended within the two-year period following a Change in Control in any manner which would adversely affect the rights or potential rights of Eligible Members or Participants.

                          *  *  *  *  *

IN WITNESS WHEREOF, AT&T CAPITAL CORPORATION has caused this instrument to be executed by its duly authorized officers on this
         day of                     , 199_, effective as of June
14, 1995.

                                         AT&T CAPITAL CORPORATION


                                     By:

AT&T Capital Corporation                                            Exhibit A
Executive Benefit Plan



Participant Category     Years of           Accrued Benefit    Vesting Service
(and required years of   Credited Service   (as a % of Final   as of May 31,
service for normal       as of May 31,      Annual Pay) as of  1995
vesting)(*) and          1995 (for accrual  May 31, 1995
Participant Names        purposes)

CEO (3)(+)
   T. Wajnert               10                    40                 1

CLT members on or
prior to 1/1/95 (5)
   E. Dwyer                 11                    40                 1
   D. McCarthy              11                    40                 1
   R. Morey                 11                    40                 1
   I. Rothman               10                    40                 1
   C. Van Sickle             9                    36                 1
CLT members after 1/1/95 (15)
   None                     NA                    NA                NA
SBLs (20)
E. Andrews                  23                    38                 1
J. Canning                   0                     0                 0
S. Chadwick                  3                   5.7                 1
E. Cherney                   5                   9.5                 1
G. Deehan                    3                   5.7                 1
A. Fatum                     0                     0                 0
G. Gold                     14                  26.6                 1
J. Tenner                   12                  22.8                 1



_______________________
 * As measured from the later of (I) 1/1/94 and (ii) the date the Participant became eligible to participate in the Plan.
 + The current CEO will fully vest in his EBP benefits on the date of his 55th birthday.